UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 15, 2005

SONUS PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-26866	95-4343413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

22026 20th Avenue S.E., Bothell, Washington 98021
(Address of principal executive offices)

(425) 487-9500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                                             Termination of a Material Definitive Agreement.

On March 15, 2004, Sonus Pharmaceuticals, Inc. issued a press release indicating that on March 15, 2005, Sonus delivered an irrevocable notice to the Chief Executive Officer of Synt:em, S.A., a privately held French Company, pursuant to Sections 8.1(e) and 8.2 the Amended and Restated Stock Purchase Agreement dated December 22, 2004 by and among Sonus and the stockholders of Synt:em S.A., (“Agreement”), that Sonus is terminating the Agreement effective March 31, 2005.  A copy of the press release is attached as Exhibit 99.1.

The Agreement contemplates that the acquisition of Synt:em, S.A. by Sonus would close on or before March 31, 2005.  The Agreement further provides that if the transaction does not close by that date, the Agreement can be terminated at the discretion of either party.  Management of Sonus has concluded that despite the best efforts of the parties to complete the transaction, it is impossible to consummate the transaction by March 31, 2005.

In reaching its conclusion to terminate the Agreement, management weighed the increased human and financial resources required to take advantage of opportunities with TOCOSOL® Paclitaxel, Sonus’ lead oncology candidate, against the human and financial resources required to complete the transaction and subsequent integration of the Synt:em S.A. business with Sonus.  Management concluded that the best course of action was to focus its resources on opportunities with TOCOSOL® Paclitaxel and remain as a standalone company.

According to the terms of the Agreement, properly terminating the Agreement pursuant to Section 8.1(e) will not result in any material early termination penalties or financial liability to Sonus.

Item 2.02                                             Results of Operations and Financial Condition.

On March 15, 2005, Sonus issued a press release to report certain strategic accomplishments in 2004.  The press release is furnished as Exhibit 99.2 and is incorporated herein by reference.

In addition, on March 15, 2005, Sonus held a conference call with analysts and investors, the transcript of which is furnished as Exhibit 99.3 and is incorporated herein by reference.

The press release and conference call transcript contain forward-looking statements regarding Sonus and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated. The information in this Current Report on Form 8-K, including Exhibits 99.2 and 99.3, is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.                                          Exhibits.

Exhibit 99.1	Press Release of Sonus Pharmaceuticals, Inc. issued on March 15, 2005 entitled “Sonus Pharmaceuticals Terminates Proposed Acquisition of Synt:em”.

Exhibit 99.2	Press Release of Sonus Pharmaceuticals, Inc. issued on March 15, 2005 entitled “Sonus Pharmaceuticals Highlights Progress in 2004”.

Exhibit 99.3	Transcript of Sonus Pharmaceuticals, Inc. conference call held on March 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONUS PHARMACEUTICALS, INC.

Date: March 16, 2005	By:	/s/ Alan Fuhrman
Alan Fuhrman
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of Sonus Pharmaceuticals, Inc. issued on March 15, 2005 entitled “Sonus Pharmaceuticals Terminates Proposed Acquisition of Synt:em”.

Exhibit 99.2	Press Release of Sonus Pharmaceuticals, Inc. issued on March 15, 2005 entitled “Sonus Pharmaceuticals Highlights Progress in 2004”.

Exhibit 99.3	Transcript of Sonus Pharmaceuticals, Inc. conference call held on March 15, 2005.